SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  April 25, 2002


                           SAXON ASSET SECURITIES COMPANY,
              as Depositor under the Pooling and Servicing Agreement, dated as of March 1, 2002, providing for the issuance of Mortgage Loan
                      Asset Backed Certificates, Series 2002-1).


                   SAXON ASSET SECURITIES TRUST 2002-1 MORTGAGE
                   LOAN ASSET BACKED CERTIFICATES SERIES 2002-1
              (Exact name of Registrant as specified in its Charter)


                                      VIRGINIA
                     (State or Other Jurisdiction of Incorporation)

               333-67170-03
          (Commission File Number)        (I.R.S. Employer Identification No.)


           4880 COX ROAD
           GLEN ALLEN, VIRGINIA                        23060
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (804) 967-7400


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of April 25, 2002.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Deutsche Bank National Trust Company,
                                  not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Trust Agreement, dated as of March 1, 2002.


          Date:  May 02, 2002               By:  /s/ Katie M. Wannenmacher
                                            Katie M. Wannenmacher
                                            Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 2002.








                              Saxon Asset Securities Trust   2002-1
                              Asset Backed Certificates
                              April 25, 2002 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               4
                                                                       4.  Cred
>it Enhancement Report                                               7
                                                                       5.  Coll
>ateral Report                                                       8
                                                                       6.  Deli
>nquency Report                                                     11
                                                                       7.  REO
>Report                                                             15
                                                                       8.  Fore
>closure Report                                                     16
                                                                       9.  Prep
>ayment Report                                                      17
                                                                      10.  Prep
>ayment Detail Report                                               20
                                                                      11.  Real
>ized Loss Report                                                   21
                                                                      12.  Real
>ized Loss Detail Report                                            24
                                                                      13.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     25
                                                                      14.  Addi
>tional Certificate Report                                          26
                                                                           Tota
>l Number of Pages
> 26
                                                             CONTACTS
                                                                            Adm
>inistrator:   Barbara A Rowe
                                                                            Dir
>ect Phone Number:   (714)247-6284
                                                                            Add
>ress:   Deutsche Bank

>             1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Saxon
>                                                         Cut-Off Date:
>     March 1, 2002
                              Certificate Insurer(s):
>                                                         Closing Date:
>      March 14, 2002

>                                                         First Payment Date:
> April 25, 2002
                              Servicer(s):                 Saxon      Master S
>ervicer
                                                            Meritech Mortgage
>    Sub-Servicer

>                                                         Distribution Date:
>    April 25, 2002
                             Underwriter(s):               Greenwich Capital M
>arkets, Inc.      Lead Underwriter                       Record Date:
>      March 14, 2002
                                                            CS First Boston
>  Underwriter
                                                           J. P. Morgan      U
>nderwriter
                                                           Wachovia Securites
>     Underwriter

>                          Page 1 of 26
>          (c) COPYRIGHT 2002 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                               SX0201  200204
>        090309588 1869493286141.8       0       0     659      12       2
> 0       0298842.4       0       0       0       0       1       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0201  200204
>        11924947024905.4329976.07       0       0     208       1       1
> 0       0298842.4       0       0       0       0       1       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0201  200204
>        245853477 1844587256165.8       0       0     385      11       1
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       1
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                SX0201  200204
>        325206641       0       0       0       0      66       0       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         1                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0331590.7       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 2155635     14298842.4       1331590.7       3       0       06.11E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 54881.5       2298842.4      1       0       0       0       01.92E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0331590.7       0       0       0       0       3       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0 2100753      12       0      0331590.7       3       0       02.81E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0       0       0       0       0      0       0       0       0       01.39E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                      30
>3       0                                                         356.952
>                                                 0       0     0.00354832
                        421357.5 3459505 -786978885768.5       0      30
>3       0                                                         321.566
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
6.08E+08    4797    4764421357.5 3459505 -786978885768.5       0      30
>3      0 6876.06217333.138761.55561634245309028952784674332.2884345.24732.9874
>310.0352080.134255 0.086990.0070170.007017       0       0    0.003548318

>
>                                                         0     0.00028755
                        187867.3581831.3-42380.289759.47       0       9
>1       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.91E+08    2112    2102187867.3581831.3-42380.289759.47       0       9
>1      0   532.773011.44 8233.11175350121656007816464288     287321.56652.9177
>86       00.0914850.091485       0       0       0       0    0.000287551

>
>                                                         0     0.00753101
                        146741.5 2057401 -132043  173250       0      19
>1       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
2.79E+08    2317    2297146741.5 2057401 -132043  173250       0      19
>1     0 3886.6997071.5820020.04264741492506904924928534     357356.95143.0486
>240.0568450.1605760.0873730.0103290.010329       0       0    0.007531006

>
>                                                         0              0
                        86748.68820272.9 -612554  622759       0       2
>1       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.38E+08     368     36586748.68820272.9 -612554  622759       0       2
>1       0 2456.6747250.09 10508.4121542641146116211391852    345  354.36    2.
>96    0.04    0.14    0.08    0.01    0.01       0       0              0

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                               t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.003548320.0004920.000546       0                   0.0
>95
                                                        0                   0.0
>87
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0035483180.0004920.000546       0  Apr-02607.50890.0918
>47                                                0.0058230.994177
>   0.0058230.067682                0.0676822.98743111.32778
              0        0.000287550.001566       0       0
                                         BankruptREO     Fixed   Fixed   Fixed
>
>           Fixed                   Fixed           Fixed
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.0002875510.001566       0       0  Apr-02190.85850.0914
>83                                                0.0032860.996714
>   0.0032860.038726                0.0387262.9177866.636195
              0        0.00753101       00.001189       0
                                         BankruptREO     AdjustabAdjustabAdjust
>able
>           Adjustable              Adjustable      Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
> 1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM   (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.007531006       00.001189       0  Apr-02278.9472 0.094
>15                                                0.0074670.992533
>   0.0074670.086016                0.0860163.048624 14.1073
              0                 0       0       0       0
                                         BankruptREO     Fixed & Fixed & Fixed
>& Adjustable
>           Fixed & Adjustable      Fixed & AdjustabFixed & Adjustable
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0  Apr-02137.7031 0.087
>68                                                0.0059950.994005
>   0.0059950.069612                0.069612    2.9611.75881
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       2
>  0
11.327783558.295       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       4       3
>  0

>
>                         4       4Credit Enhancement Repor       7       1

>
>                         5       5Collateral Report              8       3
>  0

>
>                         6       6Delinquency Report            11       4
>  0

>
>                         7       7REO Report                    15       1

>
>                         8       8Foreclosure Report            16       1

>
>                         9       9Prepayment Report             17       3
>  0

>
>                        10      10Prepayment Detail Report      20       1

>
>                        11      11Realized Loss Report          21       3
>  0

>
>                        12      12Realized Loss Detail Rep      24       1

>
>                        13      13Triggers, Adj. Rate Cert      25       1

>
>                        14        Other Related Information              0

>
>                        15      14Additional Certificate R      26       1

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         26
Fixed   Fixed                                           Fixed
>         Fixed                           Fixed
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
6.636195629.2106       0       1                       0       0
>        0       0                       0
AdjustabAdjustable                                      Adjustable
>         Adjustable                      Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
 14.10732098.607       0       1                       0       0
>        0       0                       0
Fixed & Fixed & Adjustable                              Fixed & Adjustable
>         Fixed & Adjustable              Fixed & Adjustable
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
11.75881830.4775       0       1                       0       0
>        0       0                       0
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA   12MSDA CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       2       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       4       1       1
               1               1
               1               1
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               1       1       1
               0               0
               0               0
              26
       0       3       3       1
               1       1       1
       0       3       3       1
       0       3       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              27